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                                                                   Exhibit 10.3

                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

                                DECEMBER 13, 2001

                                     BUYER:

                           REALTY INCOME CORPORATION,
                             A MARYLAND CORPORATION

                                     SELLER:

                         FRIENDLY ICE CREAM CORPORATION,
                           A MASSACHUSETTS CORPORATION

                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

                                TABLE OF CONTENTS

RECITALS..........................................................................................................1
1.       PURCHASE PRICE...........................................................................................1
2.       OPENING OF ESCROW........................................................................................2
3.       TITLE TO PROPERTIES......................................................................................2
4.       CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE.............................................................3
         4.1          Approvals by Buyer..........................................................................3
         4.2          Accuracy of Representations.................................................................4
         4.3          No Hazardous Materials......................................................................4
         4.4          Foreign Investments.........................................................................4
         4.5          Change in Conditions........................................................................4
         4.6          Failure of Conditions.......................................................................4
         4.7          Leases......................................................................................5
5.       CONDITIONS TO SELLER'S OBLIGATION TO SELL................................................................5
         5.1          Performance by Buyer........................................................................5
         5.2          Accuracy of Representations.................................................................5
         5.3          Payment of Purchase Price...................................................................5
         5.4          Leases......................................................................................5
6.       BUYER'S DELIVERIES TO ESCROW AGENT AND SELLER............................................................5
         6.1          Purchase Price..............................................................................5
         6.2          Leases and Memorandums......................................................................6
         6.3          Failure to Deliver..........................................................................6
7.       SELLER'S DELIVERIES TO ESCROW AGENT AND BUYER............................................................6
         7.1          Deeds.......................................................................................6
         7.2          Leases and Memorandums......................................................................6
         7.3          Documents Needed to Close...................................................................6
         7.4          Failure to Deliver..........................................................................6
8.       THE CLOSING..............................................................................................6
         8.1          Date and Manner of Closing..................................................................6
         8.2          Delay in Closing; Authority to Close........................................................7
9.       PRORATION, COSTS AND EXPENSES............................................................................7
         9.1          Prorations and Apportionments...............................................................7
         9.2          Payment of Adjustments to Proration.........................................................7
         9.3          Seller's Costs and Expenses.................................................................7
         9.4          Buyer's Costs and Expenses..................................................................7
10.      DISTRIBUTION OF FUNDS AND DOCUMENTS......................................................................8
         10.1         Form of Distributions.......................................................................8
         10.2         Recorded Documents..........................................................................8
         10.3         Non-Recorded Documents......................................................................8


                                      (i)
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         10.4         Cash Disbursements..........................................................................8
         10.5         Copies of Documents.........................................................................8
11.      RETURN OF DOCUMENTS AND FUNDS UPON TERMINATION...........................................................8
         11.1         Return of Seller's Documents................................................................8
         11.2         Return of Buyer's Documents.................................................................8
         11.3         No Effect on Rights of Parties..............................................................9
         11.4         Payment of Termination Fee..................................................................9
12.      DEFAULT..................................................................................................9
         12.1         Seller's Remedy.............................................................................9
         12.2         Buyer's Remedies............................................................................9
13.      REPRESENTATIONS AND WARRANTIES OF SELLER.................................................................9
         13.1         Authority of Seller.........................................................................9
         13.2         Condition of Properties.....................................................................9
         13.3         Use and Operation..........................................................................10
         13.4         Land Use Regulation........................................................................10
         13.5         Reports, Contracts and Other Documents.....................................................10
         13.6         Absence of Fraud and Misleading Statements.................................................10
         13.7         Litigation.................................................................................11
         13.8         Other Contracts to Convey..................................................................11
         13.9         Environmental Compliance/Hazardous Materials...............................................11
         13.10        Properties Tax Assessment..................................................................11
         13.11        Agreements Affecting the Properties........................................................12
         13.12        Use Permits and Other Approvals............................................................12
         13.13        Confidentiality............................................................................12
         13.14        Survival...................................................................................12
         13.15        No Broker..................................................................................12
14.      REPRESENTATIONS & WARRANTIES OF BUYER...................................................................12
         14.1         Authority of Buyer.........................................................................12
         14.2         Absence of Fraud and Misleading Statements.................................................13
         14.3         Litigation.................................................................................13
         14.4         Financial Condition........................................................................13
         14.5         Confidentiality............................................................................13
         14.6         Survival...................................................................................13
         14.7         No Broker..................................................................................13
15.      COVENANTS...............................................................................................13
         15.1         Indemnification by Parties.................................................................13
         15.2         Maintenance................................................................................14
         15.3         Other Agreements...........................................................................14
         15.4         Buyer's Mortgages..........................................................................14
16.      LOSS BY FIRE OR OTHER CASUALTY; CONDEMNATION............................................................14
         16.1         Damage or Destruction......................................................................14
         16.2         Condemnation...............................................................................15
17.      POSSESSION..............................................................................................15
18.      NOTICES.................................................................................................15


                                      (ii)
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19.      GENERAL PROVISIONS......................................................................................16
         19.1         Recitals...................................................................................16
         19.2         Manner of Taking Title.....................................................................16
         19.3         Right to Assign............................................................................16
         19.4         Gender; Number.............................................................................17
         19.5         Captions...................................................................................17
         19.6         Exhibits...................................................................................17
         19.7         Entire Agreement...........................................................................17
         19.8         Modification...............................................................................17
         19.9         Attorneys' Fees............................................................................17
         19.10        Joint and Several Liability................................................................17
         19.11        Governing Law..............................................................................17
         19.12        Time of Essence............................................................................17
         19.13        Severability...............................................................................17
         19.14        Successors and Assigns.....................................................................18
         19.15        Drafting...................................................................................18
         19.16        No Agreement Until Accepted................................................................18
         19.17        Substitute Properties......................................................................18
         19.18        Counterparts...............................................................................19

EXHIBIT "A" - PROPERTY LIST
EXHIBIT "B" - LAND AND BUILDING LEASE AGREEMENT
EXHIBIT "C" - CLOSING CHECKLIST
EXHIBIT "D" - MINIMUM REQUIREMENTS FOR ALTA/ACSM LAND TITLE SURVEYS


                                     (iii)
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                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

             This Purchase Agreement and Escrow Instructions (this "Agreement"), dated December 13, 2001 for reference purposes only, is made by and between FRIENDLY ICE CREAM CORPORATION, a Massachusetts corporation ("Seller"), and REALTY INCOME CORPORATION, a Maryland corporation ("Buyer"), and is made with reference to the recitals set forth below, and constitutes (i) a contract of purchase and sale between the parties and (ii) escrow instructions to FIRST AMERICAN TITLE INSURANCE COMPANY (the "Escrow Agent").

                                    RECITALS

         A. PROPERTIES. Seller, or one or more wholly-owned subsidiaries controlled by Seller, owns forty-five (45) certain real properties, together with all improvements located thereon and appurtenances thereunto belonging, which real properties are identified on the "Property List," attached hereto and incorporated herein as Exhibit "A." The terms "Property" or "Properties" as used in this Agreement shall mean certain or all (as the context may require) of the real properties identified on the Property List.

         B. PURCHASE AND SALE. Seller desires to sell all of Seller's right, title and interest in and to the Properties upon the terms and conditions set forth below. Buyer desires to purchase all of Seller's right, title, and interest in and to the Properties upon the terms and conditions set forth below.

         C. LEASEHOLD INTEREST. Concurrently with the Closing (as defined in
Section 8), Buyer, as landlord, shall lease the Properties to Seller, as tenant, pursuant to a certain Land and Building Lease Agreement (the "Leases"), substantially in the form of Exhibit "B," attached hereto and incorporated hereby.

                               1. PURCHASE PRICE

         In consideration of the covenants contained in this Agreement, subject to the terms of this Agreement, Seller shall sell and Buyer shall purchase the Properties for a total purchase price of THIRTY-FOUR MILLION FOUR HUNDRED EIGHTY-TWO THOUSAND SIX HUNDRED SEVENTY-EIGHT DOLLARS ($34,482,678) (the "Purchase Price") which shall be delivered by Buyer to Escrow Agent on or before the Closing in Cash (defined as (i) United States currency, (ii) cashier's or certified check(s) currently dated, payable to Escrow Agent, and honored upon presentation for payment, (iii) an amount credited by wire transfer into Escrow Agent's bank account, or (iv) if monies are deposited with Escrow Agent within twenty (20) days prior to the Closing, funds in such form as Escrow Agent in its sole discretion requires). The Purchase Price allocated by Buyer in its reasonable discretion to each of the Properties (the "Individual Purchase Price") is listed on Exhibit "A." Upon Closing, the Escrow Agent will wire transfer the Purchase Price to Seller or at Seller's direction.


                                                              PAGE 1 of 19 PAGES
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                              2. OPENING OF ESCROW

         Within five (5) business days following the execution of this Agreement, Buyer and Seller shall open an escrow (the "Escrow") with Escrow Agent for the Properties and shall deposit with Escrow Agent fully executed counterparts of this Agreement for use as escrow instructions. Buyer and Seller shall execute Escrow Agent's usual form of supplemental escrow instructions for transactions of this type; provided, however, that such escrow instructions shall be for the purpose of implementing this Agreement, shall incorporate this Agreement by reference, and shall specifically provide that no provisions shall have the effect of modifying this Agreement unless it is so expressly stated and initialed on behalf of Buyer and Seller.

                             3. TITLE TO PROPERTIES

         At Closing, Seller shall convey to Buyer fee simple title to the Properties by execution and delivery at the Closing of deeds for the Properties in form as approved by Seller's title insurance company, which shall be of equal character and covenants as the deeds received by Seller (the "Deeds"). At the Closing Buyer shall receive from FIRST AMERICAN TITLE INSURANCE COMPANY ("Title Company") an ALTA Owner's Extended Policy of Title Insurance (the "Title Policy") with liability in the full amount of the Individual Purchase Price insuring fee simple title to each of the Properties in Buyer, subject only to exceptions which do not materially, adversely affect the use of the Properties as a restaurant, together with such endorsements as may be reasonably requested by Buyer. Indemnification of Title Company to induce it to insure any otherwise non-permitted exception to title shall only be allowed with the prior written consent of Buyer, which consent shall not be unreasonably withheld, after full disclosure to Buyer of the nature and substance of such exception and indemnity. The Title Policy for each of the Properties shall provide survey coverage and shall provide full coverage against mechanics' and materialmen's liens arising out of the construction, repair, or alteration of any of improvements located on such of the Properties.

         If Seller is unable to convey title to any of the Properties in accordance with the requirements of this Agreement, Seller shall have the option to (a) substitute the affected Property as provided in Section 19.17 below, or
(b) use reasonable efforts to remove any material defects in title; and the time for performance and the Closing Date with respect to said Property shall be extended for a period not to exceed thirty (30) days (the "Extended Closing Date"). If, upon the expiration of the Extended Closing Date, Seller shall have failed to provide a suitable substitute property or remove the material defects in title for the affected Property, any payments held in escrow with respect to the same shall be refunded to Buyer and all other obligations of Buyer and Seller with respect to said Property or Properties shall cease under this Agreement and shall be void without recourse by either party to the other.

         Notwithstanding anything in this Agreement to the contrary, Buyer shall have the continuing option, at the original time for performance, or prior to the expiration of the Extended Closing Date, to accept such title as Seller can deliver and to waive any condition or provision of this Agreement not complied with, in which event the Closing shall take place within five (5) days of the notice of Buyer's election to proceed.


                                                              PAGE 2 of 19 PAGES
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                4. CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE

         Buyer's obligation to purchase each of the Properties is expressly conditioned upon each of the following:

4.1      APPROVALS BY BUYER

         Buyer's receipt and approval for each of the Properties of the following prior to the Closing:

         4.1.1 ALTA COMMITMENTS FOR POLICIES OF TITLE INSURANCE. Seller has or shall cause the issuance of an ALTA commitment for policy of title insurance, together with complete legible copies of all encumbrances and liens of record (the "Commitment"), with respect to each of the Properties to be forwarded to Buyer for approval. If no written disapproval of any items in the Commitment is received from Buyer on or before seven (7) days after the later of delivery of the Commitment or the As-built Survey (as defined in Section 4.1.2), the Commitment shall be deemed approved by Buyer.

         4.1.2 AS-BUILT SURVEY. A survey of the Property (the "As-built Survey") prepared by a licensed surveyor or civil engineer in sufficient detail to provide for the Title Policy, certified to Buyer and the Title Company conforming to the minimum requirements for ALTA/ACSM land title surveys set forth on Exhibit "E," attached hereto and made a part hereof. If no written disapproval of the As-built Survey is received from Buyer on or before seven (7) days after the later of delivery of the Commitment or the As-built Survey, the As-built Survey shall be deemed approved by Buyer.

         4.1.3 PHASE I ENVIRONMENTAL SITE ASSESSMENT REPORT. A Phase I environmental site assessment report ("Phase I") prepared by Giles Engineering Associates in accordance with ASTM guidelines; provided that the Phase I be dated no earlier than one (1) year prior to the Scheduled Closing Date (as defined in Section 8), and further provided that written evidence of Buyer's ability to rely on the Phase I be contemporaneously delivered to Buyer. If no written disapproval of the Phase I is received from Buyer on or before ten (10) days after delivery of same, the Phase I shall be deemed approved by Buyer.

         4.1.4 PLANS AND SPECIFICATIONS. Seller shall submit to Buyer copies of any as-built plans and specifications ("Plans & Specs") it has in its possession in connection with the Properties. Seller's failure to deliver copies of Plans & Specs for any of the Properties shall constitute Seller's representation to Buyer that Seller does not have such Plans & Specs in its possession.


                                                              PAGE 3 of 19 PAGES
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         4.1.5    APPRAISAL. Seller has or shall cause a narrative appraisal
                  ("Appraisal") to be prepared on a completed project basis, covering the land, improvements, and the Leases for the Properties by Cushman & Wakefield. If no written disapproval of the Appraisal is received from Buyer or before ten (10) days after delivery of same, the Appraisal shall be deemed approved by Buyer.

         4.1.6 CERTIFICATE OF OCCUPANCY. Seller has caused or shall cause a notice of completion and/or permanent certificate of occupancy or its equivalent to be delivered to Buyer for each of the Properties to the extent issued by the municipality in which the Property is located.

         4.1.7 OTHER DOCUMENTS. All other documents listed on Exhibit "D" entitled "Closing Checklist" for the Properties.

4.2      ACCURACY OF REPRESENTATIONS

         All of Seller's representations and warranties contained in or made pursuant to this Agreement shall have been true and correct when made and shall be true and correct as of the Closing, and Seller shall have complied with all of Seller's covenants and agreements contained in or made pursuant to this Agreement.

4.3      NO HAZARDOUS MATERIALS

         Buyer's satisfaction that there are no Hazardous Materials (as defined in Section 13.9) on the Properties.

4.4      FOREIGN INVESTMENTS

         Buyer's receipt of the affidavit, certification, or notice required by
Section 1445 of the Internal Revenue Code of 1954, as amended and the Regulations pursuant thereto, in a form sufficient to relieve Buyer of any potential transferee withholding liability under such Section. If Seller fails to deliver such affidavit, certification, or notice to Buyer prior to or at the Closing, or Buyer has knowledge or receives notice of the falsity of such document, then the transactions shall be completed at the Closing, but Buyer shall withhold ten percent (10%) of the "amount realized" (as set forth in the Regulations) by Seller and transmit it to the Internal Revenue Service Center, Philadelphia, PA 19255, all in accordance with Section 1445 and the Regulations pursuant thereto.

4.5      CHANGE IN CONDITIONS

         If any of the conditions in this Section 4 change after having been satisfied or waived by Buyer and before the transaction contemplated herein is closed, then such condition(s) shall be reinstated as if having never been satisfied or waived by Buyer.

4.6      FAILURE OF CONDITIONS

         4.6.1 The foregoing conditions contained in this Section 4 are intended solely for the benefit of Buyer. If any of the foregoing conditions are not satisfied or approved by Buyer, Buyer shall have the right at its sole


                                                              PAGE 4 of 19 PAGES
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                  election, but subject to Seller's substitution rights set
                  forth in section 19.17 below, either (i) to waive the condition in question and proceed with the purchase of all of the Properties pursuant to all of the other terms of this Agreement, reserving all of its other rights and remedies available to it under this Agreement or otherwise at law or in equity by reason of such failure of condition or (ii) to not purchase such of the Properties on which conditions are not satisfied, in which case the Purchase Price shall be adjusted by the aggregate of the Individual Purchase Prices of the Properties not purchased pursuant to this Section 4.8.1.

         4.6.2 By written agreement, the Closing may be extended for a reasonable time if required to allow the conditions contained in this Section 4 to be satisfied, subject to Buyer's further rights to terminate this Agreement upon the expiration of the period of any extension if all such conditions have not then been satisfied.

4.7      LEASES

         Execution by Seller of the Leases and Lease Memorandums for the Properties.

                  5. CONDITIONS TO SELLER'S OBLIGATION TO SELL

         Seller's obligation to sell is expressly conditioned upon each of the following:

5.1      PERFORMANCE BY BUYER

         Timely performance of each obligation, covenant, and delivery required of Buyer.

5.2      ACCURACY OF REPRESENTATIONS

         All of Buyer's representations and warranties contained in or made pursuant to this Agreement shall have been true and correct when made and shall be true and correct at the Closing, and Buyer shall have complied with all of Buyer's covenants and agreements contained in or made pursuant to this Agreement.

5.3      PAYMENT OF PURCHASE PRICE

         Payment of the Purchase Price at the Closing in the manner provided in this Agreement.

5.4      LEASES

         Execution by Buyer of the Leases and Lease Memorandums for the Properties.

                6. BUYER'S DELIVERIES TO ESCROW AGENT AND SELLER

6.1      PURCHASE PRICE

         Buyer shall, on or before Closing, deliver in Cash to Escrow Agent the Purchase Price as set forth in Section 1, plus or less adjustments pursuant to
Section 9. Escrow Agent shall


                                                              PAGE 5 of 19 PAGES
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deposit the Purchase Price in an interest bearing account, the interest upon which shall accrue to the benefit of Buyer.

6.2      LEASES AND MEMORANDUMS

         On or before the Closing, Buyer shall deliver to Escrow Agent the Leases and Memorandums of Lease for each of the Properties executed and acknowledged by Buyer.

6.3      FAILURE TO DELIVER

         The failure of Buyer to make any required delivery within the specified time shall constitute a material breach by Buyer.

                7. SELLER'S DELIVERIES TO ESCROW AGENT AND BUYER

7.1      DEEDS

         On or before the Closing, Seller shall deliver to Escrow Agent the Deeds for the Properties executed and acknowledged by Seller.

7.2      LEASES AND MEMORANDUMS

         On or before the Closing, Seller shall deliver to Escrow Agent the Leases and Memorandums of Lease for each of the Properties executed and acknowledged by Seller.

7.3      DOCUMENTS NEEDED TO CLOSE

         On or before the Closing, Seller shall deliver to Buyer each and every document described in Section4, subject to Buyer's right to waive delivery for any or all of the Properties.

7.4      FAILURE TO DELIVER

         The failure of Seller to make any required delivery within the specified time shall constitute a material breach by Seller.

                                 8. THE CLOSING

8.1      DATE AND MANNER OF CLOSING

         Escrow Agent shall close the Escrow (the "Closing") on or before December 20, 2001 (the "Scheduled Closing Date"), provided that all of the conditions to Buyer's obligation to purchase and Seller's obligation to sell have been either satisfied or waived. The Escrow shall be deemed closed when (i) all documents required to be delivered to Buyer, Seller and Escrow Agent pursuant to this Agreement have been delivered or delivery of such document(s) has been waived; (ii) the Title Company is irrevocably committed to issuing the Title Policy; and (iii) all funds required to be delivered to Escrow Agent pursuant to this Agreement have been delivered.

         The parties may authorize Escrow Agent to close on the Properties all at once or individually in certain intervals. If the parties authorize Escrow Agent to close on the Properties individually, Buyer shall deliver to Escrow Agent the portion of the Purchase Price representing payment due in connection with those Properties for which Escrow Agent has received authorization to close.


                                                              PAGE 6 of 19 PAGES
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8.2      DELAY IN CLOSING; AUTHORITY TO CLOSE

         If Escrow Agent cannot close the Escrow on or before the Scheduled Closing Date, it will nevertheless close when all conditions have been satisfied or waived, notwithstanding that one or more of such conditions was not timely performed, unless after the Scheduled Closing Date and prior to the close of the delayed Escrow, Escrow Agent receives a written notice to terminate the Escrow and this Agreement from a party who, at the time such notice is delivered, is not in default. Neither (i) the exercise of the right of termination, (ii) delay in the exercise of the right of termination, nor (iii) the return of monies and documents, shall affect the right of the party giving notice of termination to pursue legal or equitable remedies for the other party's breach of this Agreement. Nor shall (i) the giving of such notice, (ii) the failure to object to termination of the Escrow, or (iii) the return of monies and documents affect the right of the other party to pursue legal or equitable remedies for the breach of the party who gives notice.

                        9. PRORATION, COSTS AND EXPENSES

9.1      PRORATIONS AND APPORTIONMENTS

         Contemporaneously with the Closing, Seller intends to lease the Properties from Buyer. Therefore, the parties do not anticipate the need to prorate revenues or expenses. However, in the event an item of expense or revenue must be prorated, it shall be prorated and apportioned as of 12:01 a.m. on the date of the Closing so that Seller shall bear all expenses with respect to the Properties and shall have the benefit of all income with respect to the Properties through and including the period preceding the date of the Closing. Any taxes or other amounts which cannot be ascertained with certainty as of the Closing shall be prorated on the basis of the parties' reasonable estimates of such amount(s) and shall be the subject of a final proration thirty (30) days after the Closing or as soon thereafter as the precise amounts can be ascertained.

9.2      PAYMENT OF ADJUSTMENTS TO PRORATION

         Either party owing the other party a sum of money based on adjustments made to prorations after the Closing shall promptly pay that sum to the other party, together with interest thereon at the rate of twelve percent (12%) per annum to the date of payment if payment is not made within ten (10) days after mutual agreement of the amount due.

9.3      SELLER'S COSTS AND EXPENSES

         Seller shall pay the cost of procuring the Commitment, Title Policy, As-built Survey, Appraisal, Phase I, documentary or other transfer taxes applicable to the sale, Escrow fee and all other costs and charges of Escrow and the transaction contemplated hereby except as set forth in Section 9.4 below, all brokerage commissions or finders' fees (if any), and Seller's own attorneys' fees.

9.4      BUYER'S COSTS AND EXPENSES

         Buyer shall pay for Buyer's own attorneys' fees.


                                                              PAGE 7 of 19 PAGES
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                    10. DISTRIBUTION OF FUNDS AND DOCUMENTS

10.1     FORM OF DISTRIBUTIONS

         All disbursements by Escrow Agent shall be made by checks of Escrow Agent or by wire transfers to the account of, and as directed by, the receiving party.

10.2     RECORDED DOCUMENTS

         Escrow Agent shall cause the County Recorder of the County in which the Properties are located to mail the Deeds (and any other documents which are required by this Agreement to be, or by general usage are, recorded) after recordation, to the grantee, beneficiaries, or person (i) acquiring rights under the documents or (ii) for whose benefit the documents were acquired.

10.3     NON-RECORDED DOCUMENTS

         Escrow Agent shall, at the Closing, deliver by United States mail or by nationally recognized overnight courier (or shall hold for personal pickup, if requested), each non-recorded document received by Escrow Agent to the payee or person (i) acquiring rights under the document or (ii) for whose benefit the documents were acquired.

10.4     CASH DISBURSEMENTS

         At the Closing, Escrow Agent shall arrange for wire transfer (i) to Seller, or order, the Purchase Price plus any proration or other credits to which Seller shall be entitled for the Properties and less any appropriate proration or other charges and (ii) to Buyer, or order, any excess funds previously delivered to Escrow Agent by Buyer.

10.5     COPIES OF DOCUMENTS

         Following the Closing, Escrow Agent shall deliver to Buyer and to Seller a copy of the Deeds (conformed to show recording data) and each other recorded document for the Properties.

               11. RETURN OF DOCUMENTS AND FUNDS UPON TERMINATION

11.1     RETURN OF SELLER'S DOCUMENTS

         In the event the Escrow is terminated for any reason (other than the default of Seller), Buyer shall, within fifteen (15) calendar days following the termination, deliver to Seller all documents and materials, if any, relating to the Properties previously delivered to Buyer by Seller. Escrow Agent shall deliver all documents and materials relating to the Properties previously deposited by Seller and then in Escrow Agent's possession to Seller.

11.2     RETURN OF BUYER'S DOCUMENTS

         In the event the Escrow is terminated for any reason (other than the default of Buyer), Seller shall, within fifteen (15) calendar days following termination, deliver to Buyer all funds and documents, if any, relating to the Properties, previously delivered to Seller by Buyer. Escrow Agent shall deliver all documents, materials, and funds relating to the Properties previously deposited by Buyer and then in Escrow Agent's possession to Buyer.


                                                              PAGE 8 of 19 PAGES
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11.3     NO EFFECT ON RIGHTS OF PARTIES

         The return of documents and monies as set forth above shall not affect the right of either party to seek the legal or equitable remedies that the party may have with respect to the enforcement of this Agreement.

11.4     PAYMENT OF TERMINATION FEE

         Escrow Agent may condition its deliveries upon payment of a reasonable termination fee by the party requesting delivery. Notwithstanding the foregoing, any termination fee shall be paid (or reimbursed) by the defaulting party, or paid equally if neither party is then in default.

                                  12. DEFAULT

12.1     SELLER'S REMEDY

         If Buyer fails to complete the acquisition of the Properties by reason of any default by Buyer, Seller shall be entitled to such remedies for breach of contract as may be available under applicable law, including, without limitation, the remedy of specific performance.

12.2     BUYER'S REMEDIES

         In the event that the transaction fails to close on account of Seller's fault or Seller's breach of this Agreement, Buyer shall be entitled to such remedies for breach of contract as may be available under applicable law, including, without limitation, the remedy of specific performance.

                  13. REPRESENTATIONS AND WARRANTIES OF SELLER

         The following representations by Seller are now, to the best of Seller's knowledge, true and accurate; and Seller warrants that, at the Closing, the same shall be true and correct. If during the period between the execution of this Agreement and the Closing, Seller learns that any of the following representations and warranties has ceased to be true, Seller covenants to give notice thereof to Buyer immediately.

13.1     AUTHORITY OF SELLER

         Seller is a corporation duly organized and validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the authority to own and convey the Properties. This Agreement and all documents executed by Seller which are to be delivered to Buyer are, or at the time of the Closing will be, duly authorized, executed, and delivered by Seller and do not, and at the time of the Closing will not, materially violate any provisions of any agreement or judicial order to which Seller is a party or to which Seller or the Properties are subject.

13.2     CONDITION OF PROPERTIES

         There are now, and at the Closing there will be, no material, physical or mechanical defects of the Properties, including, without limitation, the plumbing, heating, air conditioning, ventilating, emergency safety systems, and electrical systems, and all such items are in good operating condition and repair and in compliance with all applicable governmental laws,


                                                              PAGE 9 of 19 PAGES
ordinances, regulations, and requirements, including, but not limited to, the Americans with Disabilities Act, except for ADA compliance with respect to two
(2) Properties as set forth below. In addition, there are no existing leases on the Properties.

         On May 19, 1997, Seller signed a consent order with the U.S. Department of Justice (the "Consent Order"). The Consent Order requires Seller to bring all of its Friendly's Restaurants into compliance with the Americans With Disabilities Act, on or before March 1, 2003. Seller represents and warrants that Seller is presently in full compliance with the Consent Order. Two (2) Properties (Bennington, VT, and So. Weymouth, MA) will transfer to Buyer with ADA compliance work yet to be completed. Seller agrees to complete renovations at the two (2) Properties at such times as shall ensure compliance with the Consent Order, and Seller's obligations hereunder with respect to such compliance shall survive the Closing and delivery of the Deeds.

13.3     USE AND OPERATION

         The use and operation of the Properties now is, and at the time of Closing will be, in material compliance with applicable building codes, safety, fire, environmental, zoning, and land use laws, and other applicable local, state, and federal laws, ordinances, regulations, and requirements. Seller knows of no facts nor has Seller failed to disclose to Buyer any fact which would prevent Buyer from using and operating the Properties after the Closing in the manner in which the Properties has been used, leased, and operated prior to the date of this Agreement.

13.4     LAND USE REGULATION

         Seller has received no written notice, nor does Seller have any knowledge of any condemnation, environmental, zoning, or other land use regulation proceedings, contemplated or instituted, which could detrimentally or materially affect the use or operation of the Properties or the value of the Properties, nor has Seller received notice of any special assessment proceedings affecting the Properties.

13.5     REPORTS, CONTRACTS AND OTHER DOCUMENTS

         Contracts or documents delivered to Buyer pursuant to this Agreement will be, at the time of Closing, true and correct copies, in full force and effect, and contain no inaccuracies or misstatements of fact.

13.6     ABSENCE OF FRAUD AND MISLEADING STATEMENTS

         No representation, warranty, or statement of Seller in this Agreement or in any document, certificate, or schedule furnished or to be furnished to Buyer pursuant thereto, contains or will contain any knowingly untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements or facts not materially misleading. All representations, warranties, or statements of Seller are based upon current, accurate, and complete information as of the time of their making and there has been no subsequent material change in the information.


                                                             PAGE 10 of 19 PAGES

13.7     LITIGATION

         There is no litigation, pending or threatened, against Seller or any basis therefor that arises out of the ownership of the Properties, or that might detrimentally affect the use or operation of the Properties for its intended purpose or the value of the Properties, or adversely affect the ability of Seller to perform its obligations under this Agreement.

13.8     OTHER CONTRACTS TO CONVEY

         Seller has not committed nor obligated itself in any manner whatsoever to sell the Properties to any party other than Buyer. Except to Societe Generale, which is to be released at Closing, Seller has not hypothecated or assigned any rents or income from the Properties in any manner.

13.9     ENVIRONMENTAL COMPLIANCE/HAZARDOUS MATERIALS

         The Properties are not, and, as of the Closing will not be, in violation of any federal, state, or local law, ordinance, or regulation relating to Hazardous Materials (as defined below) on, under, or about any of the Properties including, but not limited to, soil and groundwater conditions. There are no Hazardous Materials (as defined below) present on the Properties, except in reasonable quantities used in the ordinary course of business, which are stored, maintained, used and disposed of in accordance with all laws regulating the same. Seller further warrants and represents that during the time in which Seller owned the Properties, neither Seller nor, to the best of Seller's knowledge, any third party has used, generated, manufactured, produced, stored, or disposed of on, under, or about the Properties or transported to or from the Properties any Hazardous Materials. There is no proceeding or inquiry by any governmental authority with respect to the presence of Hazardous Materials on the Properties or the migration of Hazardous Materials from or to the Properties. There are no storage tanks located in or under the Properties. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance," "pollutant or contaminant," or "hazardous material," by any local or state law, (ii) oil and petroleum products and their by-products, (iii) asbestos or asbestos-containing materials, (iv) designated as a "hazardous substance" pursuant to the Federal Water Pollution Control Act, (v) defined as a "hazardous waste" pursuant to the Federal Resource Conservation and Recovery Act, or (vi) defined as a "hazardous substance" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act. Seller has disclosed to Buyer in writing all information in Seller's possession or control that relates to the environmental condition of the Properties.

13.10    PROPERTIES TAX ASSESSMENT

         There are no special assessments levied against the Property except as appear on the last available tax statement. Notwithstanding any other provision of this Agreement to the contrary, if Buyer shall become liable after the Closing for payment of any property taxes assessed against the Properties for any period of time prior to the Closing, Seller, subject to its right to lawfully contest such assessment, shall immediately pay to Buyer on demand an amount equal to such tax assessment.


                                                             PAGE 11 of 19 PAGES

13.11    AGREEMENTS AFFECTING THE PROPERTIES

         At the Closing there will be no leases (other than the Leases), easements, encumbrances, or other agreements affecting the Properties except as shown in the Commitment for the Properties or as otherwise disclosed to Buyer by Seller in writing and approved by Buyer.

13.12    USE PERMITS AND OTHER APPROVALS

         Seller has obtained all material licenses, permits, approvals, easements, and rights of way required from all governmental authorities having jurisdiction over the Properties or from private parties for the normal use and operation of the Properties and to ensure free and unimpeded vehicular and pedestrian ingress to and egress from the Properties as required to permit the normal intended usage of the Properties. Seller has materially complied with all licenses and permits and has not received any notice that any material licenses or permits will not be renewed upon expiration, or of any material conditions which will be imposed (and which Seller cannot comply with) in order to receive any renewal.

13.13    CONFIDENTIALITY

         For a period ending one year after the Closing, Seller shall hold as confidential all information concerning Buyer and this transaction. Except as may otherwise be required to carry out the provisions of this Agreement, Seller shall not release any such information to third parties without Buyer's prior written consent, except pursuant to a court order requiring such release or as otherwise may be required by law. The term "Third parties" does not include employees or consultants who agree to keep such information confidential.

13.14    SURVIVAL

         The representations and warranties of Seller contained herein shall survive the Closing and delivery of the Deeds.

13.15    NO BROKER

         Seller warrants that, except for Bank of America, there are no brokerage commissions payable as a result of the Closing herein. Seller shall indemnify and hold harmless Buyer from any claims, costs, damages, or liability based on any statement, representations, or agreement by Seller with respect to the payment of any brokerage commissions or finders' fees.

                   14. REPRESENTATIONS & WARRANTIES OF BUYER

         Buyer hereby represents and warrants to Seller as follows:

14.1     AUTHORITY OF BUYER

         Buyer is a corporation duly organized and validly existing under the laws of the State of Maryland. This Agreement and all documents executed by Buyer which are to be delivered to Seller at the Closing are, or at the time of Closing will be, duly authorized, executed, and delivered by Buyer, and are, or at the Closing will be, legal, valid, and binding obligations of Buyer, and do not, and at the time of Closing will not, violate any provisions of any agreement or judicial order to which Buyer is a party or to which it is subject.


                                                             PAGE 12 of 19 PAGES

14.2     ABSENCE OF FRAUD AND MISLEADING STATEMENTS

         No representation, warranty, or statement of Buyer in this Agreement or in any document, certificate, or schedule furnished or to be furnished to Seller pursuant thereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements or facts not misleading. All representations, warranties, or statements of Buyer are based upon current, accurate, and complete information as of the time of their making and there has been no subsequent material change in the information.

14.3     LITIGATION

         There is no litigation pending or, to Buyer's knowledge, threatened, against Buyer or any basis therefore before any court or administrative agency that might adversely affect the ability of Buyer to perform its obligations under this Agreement.

14.4     FINANCIAL CONDITION

         Buyer has adequate financial resources to make timely payment of all sums due from Buyer hereunder and to perform all of its obligations hereunder.

14.5     CONFIDENTIALITY

         For a period ending one year after the Closing, Buyer shall hold as confidential all information concerning Seller and this transaction; provided, however, Buyer may disclose so much of the information concerning Seller and this transaction as may be necessary from time to time in carrying out the ordinary, normal and customary activities of its business. Except as provided herein, and except as may otherwise be required to carry out the provisions of this Agreement, Buyer shall not release any such information to third parties without Seller's prior written consent, except pursuant to a court order requiring such release or as otherwise may be required by law. The term "Third parties" does not include employees or consultants who agree to keep such information confidential.

14.6     SURVIVAL

         The representations and warranties of Buyer contained herein shall survive the Closing.

14.7     NO BROKER

         Buyer warrants there are no brokerage commissions payable as a result of the Closing herein. Buyer shall indemnify and hold harmless Seller from any claims, costs, damages, or liability based on any statement, representations, or agreement by Buyer with respect to the payment of any brokerage commissions or finders' fees.

                                 15. COVENANTS

         Matters as to which Escrow Agent need not be concerned, Seller and Buyer covenant and agree with one another as follows:

15.1     INDEMNIFICATION BY PARTIES

         Each party shall indemnify the other party and hold the other party harmless from and against any and all claims, demands, liabilities, liens, costs, expenses, penalties, damages, and


                                                             PAGE 13 of 19 PAGES
losses, including, without limitation, reasonable attorneys' fees and costs, suffered as a direct or indirect result of:

         15.1.1 Any misrepresentation, breach of warranty, or breach of covenant made pursuant to this Agreement or in any document, certificate, or exhibit given or delivered pursuant to or in connection with this Agreement; and

         15.1.2 Any and all obligations, liabilities, claims, liens, or encumbrances, no matter how arising or accruing, which are in any way related to or arising from any act, conduct, omission, contract, or commitment of a party (or any of its agents or employees) at any time or times before the Closing, including indemnification by Seller of Buyer, without limitation, of the cost of any required repair, cleanup, remediation, removal, or detoxification and the preparation of any closure or other required plans, or actions, whether such action is required prior to or following transfer of title to the Properties, to the full extent that such action is attributable, directly or indirectly, to the presence, use, generation, storage, release, threatened release, treatment, or disposal of Hazardous Materials by any person on the Properties prior to transfer of title to Buyer. The provisions of this Section shall survive the execution and delivery of this Agreement, the delivery of the Deeds, and transfer of title.

15.2     MAINTENANCE

         Between the Seller's execution of this Agreement and the Closing, Seller shall, at Seller's sole cost and expense, maintain the Properties in good order, condition, and repair, reasonable wear and tear excepted, and shall operate the Properties in the same manner as before the making of this Agreement as though Seller were retaining the Properties.

15.3     OTHER AGREEMENTS

         Seller shall not enter into or terminate any material contracts or agreements pertaining to the Properties without in each case obtaining Buyer's prior written consent thereto.

15.4     BUYER'S MORTGAGES

         Buyer shall not place a mortgage upon any Property to which the Seller's Lease shall be subordinate or subordinated, unless Buyer shall have caused the mortgagee to execute and deliver to Seller a non-disturbance agreement with respect to such Lease, in a form reasonably acceptable to Seller.

                16. LOSS BY FIRE OR OTHER CASUALTY; CONDEMNATION

16.1     DAMAGE OR DESTRUCTION

         In the event that any of the improvements on the Properties are damaged or destroyed by fire or other casualty prior to the Closing, then Seller may terminate this Agreement as to each


                                                             PAGE 14 of 19 PAGES
damaged or destroyed Property, or may agree to restore and repair such damage, either before or after the Closing. Termination shall be by written notice to Buyer within five (5) days after the occurrence of the damage or destruction. Buyer shall have no obligation to accept Seller's offer to restore or repair such damage if such restoration and repair would cause the Scheduled Closing Date to be extended. If the restoration or repair shall take place after the Closing, a portion of the proceeds of sale equal to the estimated cost of such restoration or repair, shall be held in escrow by the Title Company until Seller has completed the restoration or repair to the reasonable satisfaction of Buyer. Seller shall pay escrow and related costs, if any, that exist as a result of terminating this Agreement under this Section.

16.2     CONDEMNATION

         In the event that prior to the Closing a governmental entity shall commence any eminent domain proceeding to take any portion of the Properties, Buyer shall have the option to make either of the following elections:

         16.2.1 Terminate this Agreement with respect to the affected Property by written notice to Seller within five (5) days of its receiving notice of such action of condemnation; or

         16.2.2 Proceed with the transaction in which case the Purchase Price shall not be reduced and Buyer shall be entitled to the net award paid to Seller or Seller's mortgagee for the taking, if any, and Seller shall assign and transfer to Buyer all right, title, and interest in and to any awards. Notwithstanding the foregoing, any portion of any award granted for the restoration or repair of the Property shall be paid over to Seller upon Seller's completion of such restoration and repairs.

                                 17. POSSESSION

         Possession of the Properties shall be delivered to Buyer at the Closing, subject to Seller's rights as tenant pursuant to the Leases.

                                  18. NOTICES

         All notices, request, or demands herein provided to be given or made, or which may be given or made by either party to the other, shall be given or made only in writing and shall be deemed to have been duly given: (i) when delivered personally at the address set forth below, or to any agent of the party to whom notice is being given, or (ii) on the date delivered when sent via Overnight Mail, properly addressed and postage prepaid, or (iii) on the date sent via facsimile transmission, or (iv) seventy-two (72) hours after the time the same is deposited in the United States mail, properly addressed and first class postage prepaid, return receipt requested. The proper address to which notices, requests, or demands may be given or made by either party shall be the address set forth at the end of this Section or to such other address or to such other person as any party shall designate. Such address may be changed by written notice given to the other party in accordance to this Section.


                                                             PAGE 15 of 19 PAGES

         IF TO BUYER:

                  REALTY INCOME CORPORATION
                  Attn:  Legal Department
                  220 West Crest Street
                  Escondido, CA  92025-1707
                  (760) 741-2111
                  (760) 741-8674 (Fax number)

         IF TO SELLER:

                  FRIENDLY ICE CREAM CORPORATION
                  Attn:  Vice President - General Counsel
                  1855 Boston Road

                  Wilbraham, MA  01095
                  (413) 543-2400
                  (413) 543-3282 (Fax number)

         IF TO ESCROW AGENT:

                  FIRST AMERICAN TITLE INSURANCE COMPANY
                  Attn:  John S. Cominos, Esq.
                  401 East Corporate Drive, Suite 100
                  Lewisville, TX  75057
                  (800) 683-3332
                  (214) 222-7022 (direct dial)
                  (214) 222-6860 (Fax number)

                             19. GENERAL PROVISIONS

19.1     RECITALS

         The Recitals set forth above commencing on Page 1 of this Agreement are incorporated herein by reference.

19.2     MANNER OF TAKING TITLE

         Buyer shall have the right to take title to the Properties at the Closing in a name other than Buyer's name.

19.3     RIGHT TO ASSIGN

         Buyer shall have the right to assign Buyer's rights hereunder in whole or in part without Seller's consent to Crest Net Lease, Inc., a Delaware corporation. Buyer shall have the right to assign Buyer's rights hereunder to any other person or entity with Seller's prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Any such assignment shall not relieve Buyer of Buyer's obligations herein unless Seller expressly relieves Buyer.


                                                             PAGE 16 of 19 PAGES

19.4     GENDER; NUMBER

         The use of (i) the neuter gender includes the masculine and feminine and (ii) the singular number includes the plural whenever the context requires.

19.5     CAPTIONS

         Captions in this Agreement are inserted for the convenience of reference only and do not define, describe, or limit the scope or the intent of this Agreement or any of its terms.

19.6     EXHIBITS

         All attached exhibits are a part of this Agreement and are incorporated in full by this reference.

19.7     ENTIRE AGREEMENT

         This Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby and all prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement.

19.8     MODIFICATION

         No modification, waiver, amendment, discharge, or change of this Agreement shall be valid unless it is in writing and signed by the party against which the enforcement of the modification, waiver, amendment, discharge, or change is or may be sought.

19.9     ATTORNEYS' FEES

         Should any party employ an attorney for the purpose of enforcing or construing this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief, or other litigation, the prevailing party shall be entitled to receive from the other party or parties, reimbursement for all reasonable attorneys' fees and all costs, including, but not limited to, service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding.

19.10    JOINT AND SEVERAL LIABILITY

         If any party consists of more than one person or entity, the liability of each such person or entity signing this Agreement shall be joint and several.

19.11    GOVERNING LAW

         This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

19.12    TIME OF ESSENCE

         Time is of the essence of this Agreement and every provision hereof.

19.13    SEVERABILITY

         In the event any term, covenant, condition, or provision of this Agreement is held to be invalid, void, or otherwise unenforceable by any court of competent jurisdiction, the fact that


                                                             PAGE 17 of 19 PAGES
such term, covenant, condition, or provision is invalid, void, or otherwise unenforceable shall in no way affect the validity or enforceability of any other term, covenant, condition, or provision of this Agreement.

19.14    SUCCESSORS AND ASSIGNS

         All terms of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective legal representatives, successors, and assigns.

19.15    DRAFTING

         This Agreement shall not be construed more strictly against one party than the other because it may have been drafted by one of the parties or its counsel, each having contributed substantially and materially to the negotiation and drafting hereof.

19.16    NO AGREEMENT UNTIL ACCEPTED

         Buyer's delivery of unexecuted copies or drafts of this Agreement is solely for the purpose of review by the party to whom delivered and is in no way to be construed as an offer by Buyer nor in any way implies that Buyer is under any obligation to purchase the Properties. When this Agreement has been executed by both Buyer and Seller, it shall constitute a binding agreement to purchase and sell the Properties upon the terms and conditions provided herein and Buyer and Seller agree to execute all instruments and documents and take all actions as may be reasonably necessary or required in order to consummate the purchase and sale of the Properties as contemplated herein.

19.17    SUBSTITUTE PROPERTIES.

         Seller is prepared to substitute up to seven (7) additional properties for any of the 45 Properties in the event of any problems with respect to representations and warranties for any of the Properties, such as, but not limited to, title, environmental condition, casualty or eminent domain. Seller shall not be in default of this Agreement with respect to its representations and warranties as to any one of the Properties, provided that an equivalent or better substitute property is available and satisfactory to Buyer in accordance with the terms of this Agreement. The provisions of this Section 19.17 shall survive the Closing and delivery of the Deeds.

            THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY.


                                                             PAGE 18 of 19 PAGES

19.18    COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. The counterparts shall together constitute but one agreement. Any signature on a copy of this Agreement or any document necessary or convenient thereto sent by facsimile shall be binding upon transmission by facsimile and the facsimile copy may be utilized for the purposes of this Agreement.

BUYER:                                      SELLER:
-----                                       ------

REALTY INCOME CORPORATION,                  FRIENDLY ICE CREAM CORPORATION,
a Maryland corporation                      a Massachusetts corporation



By:                                         By:
   ----------------------------------          ---------------------------------



Date:                                       Date:
     --------------------------------            -------------------------------



ESCROW AGENT:
------------

FIRST AMERICAN TITLE INSURANCE COMPANY



By:
   ----------------------------------



Date:
     --------------------------------


                                                             PAGE 19 of 19 PAGES

             ADDENDUM TO PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS
                                 BY AND BETWEEN
  FRIENDLY ICE CREAM CORPORATION, A MASSACHUSETTS CORPORATION, AS "SELLER" AND
          REALTY INCOME CORPORATION, A MARYLAND CORPORATION, AS "BUYER"

                                    RECITALS

A. Friendly Ice Cream Corporation, a Massachusetts corporation as "Seller," and Realty Income Corporation, a Maryland corporation as "Buyer," entered into that certain Purchase Agreement and Escrow Instructions dated December 13, 2001 ("Purchase Agreement") in connection with the purchase and sale of certain improved real property identified on Exhibit "A" of the Purchase Agreement.

B. Seller and Buyer desire to enter into this Addendum ("Addendum") to clarify certain aspects of the Closing as set forth in the Purchase Agreement.

                                AGREEMENT

1. This Addendum is incorporated into and made a part of the Purchase Agreement. The Recitals set forth above are incorporated herein by reference. All capitalized terms used herein, unless otherwise defined, shall have the same meaning as given in the Purchase Agreement. In the event of any conflict between the terms of the Purchase Agreement and the terms of this Addendum, the terms of this Addendum shall prevail.

2. The Scheduled Closing Date shall be on or before December 20, 2001; provided, however, Buyer shall deliver the Purchase Price as set forth in
    Section 1 (the "Funds") by wire transfer to Escrow Agent's bank account on December 18, 2001. Escrow Agent immediately shall deposit the Funds in an interest bearing account. Interest accrued on the Funds shall run with the Funds and become a part of the Funds.

3. In the event Escrow closes on December 19, 2001 or December 20, 2001, Escrow Agent shall disburse the Funds in accordance with the provisions of the Purchase Agreement; provided, however, Buyer shall receive a credit equal to Buyer's actual cost of funds, calculated for one or two business days on the Funds (as the case may be) at the rate of Three Point One Two Percent (3.12%) annualized, in consideration for Buyer delivering the Funds to Escrow Agent on December 18, 2001.

4. In the event Escrow does not close on or before December 20, 2001, Escrow Agent shall return the Funds to Buyer via wire transfer to Buyer's bank account prior to 2:00 p.m. Pacific Daylight Time on December 20, 2001, and the transactions contemplated by the Purchase Agreement shall proceed on all of the remaining terms and conditions of the Purchase Agreement, unaffected by this Addendum.

            THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY.

5. This Addendum may be executed in any number of counterparts, each of which shall be deemed an original. The counterparts shall together constitute but one addendum. Any signature on a copy of this Addendum or any document necessary or convenient thereto sent by facsimile shall be binding upon transmission by facsimile and the facsimile copy may be utilized for the purposes of this Addendum.

BUYER:                                                  SELLER:
REALTY INCOME CORPORATION                               FRIENDLY ICE CREAM CORPORATION,
A MARYLAND CORPORATION                                  A MASSACHUSETTS CORPORATION

By:  _______________________________                    By: ________________________________
Name Printed: ______________________                    Name Printed: ______________________
Title: _____________________________                    Title: _____________________________

ESCROW AGENT:

FIRST AMERICAN TITLE INSURANCE COMPANY

By: ________________________________
Name Printed: ______________________
Title: _____________________________